                                  AMENDMENT NO.3 TO
                                      SCHEDULE A
                             TO DELAWARE GROUP OF FUNDS*
                              FUND ACCOUNTING AGREEMENT


Delaware Group Cash Reserve, Inc.


Delaware Group Decatur Fund, Inc.

         Decatur Income Fund
         Decatur Total Return Fund


Delaware Group Delaware Fund, Inc.

         Delaware Fund
         Devon Fund


Delaware Group Tax-Free Money Fund, Inc.


Delaware Group Tax-Free Fund, Inc.

         Tax-Free USA Fund
         Tax-Free Insured Fund
         Tax-Free USA Intermediate Fund


Delaware Group Limited-Term Government Funds, Inc.

         Limited-Term Government Fund
         U.S. Government Money Fund


Delaware Group Trend Fund, Inc.


Delaware Group Income Funds, Inc.
         Delchester Fund
         Strategic Income Fund (New)

    *Except as otherwise noted, all Portfolios included on this Schedule A are Existing Portfolios for purposes of the compensation described on Schedule B to that Fund Accounting Agreement between Delaware Service Company, Inc. and the Delaware Group of Funds dated as of August 19, 1996 ("Agreement"). All portfolios added to this Schedule A by amendment executed by a Company on behalf of such Portfolio hereof shall be a New Portfolio for purposes of Schedule B to the Agreement.

DMC Tax-Free Income Trust - Pennsylvania


Delaware Group Value Fund, Inc.

         Value Fund
         Retirement Income Fund (New)

Delaware Group Global & International Funds, Inc.

         International Equity Fund
         Global Bond Fund
         Global Assets Fund
         Emerging Markets Fund (New)


Delaware Group Equity Funds IV, Inc.

         DelCap Fund
         Multi-Cap Equity Fund (New)

Delaware Pooled Trust, Inc.

         The Defensive Equity Portfolio
         The Aggressive Growth Portfolio
         The International Equity Portfolio
         The Defensive Equity Small/Mid-Cap Portfolio (New)
         The Defensive Equity Utility Portfolio (New)
         The Labor Select International Equity Portfolio
         The Real Estate Investment Trust Portfolio
         The Fixed Income Portfolio
         The Limited-Term Maturity Portfolio (New)
         The Global Fixed Income Portfolio
         The International Fixed Income Portfolio (New)
         The High-Yield Bond Portfolio (New)


Delaware Group Premium Fund, Inc.

         Equity/Income Series
         High Yield Series
         Capital Reserves Series
         Money Market Series
         Growth Series
         Multiple Strategy Series
         International Equity Series
         Value Series
         Emerging Growth Series
         Global Bond Series (New)


Delaware Group Government Fund, Inc.

Delaware Group Adviser Funds, Inc.

         Enterprise Fund
         U.S. Growth Fund
         World Growth Fund
         New Pacific Fund
         Federal Bond Fund
         Corporate Income Fund


Dated as of: December 27, 1996



DELAWARE SERVICE COMPANY, INC.

By: /s/David K. Downes
    ------------------------------
    David K. Downes
    Senior Vice President/Chief
    Administrative Officer/Chief
    Financial Officer
                                  DELAWARE GROUP CASH RESERVE, INC.
                                  DELAWARE GROUP DECATUR FUND, INC.
                                  DELAWARE GROUP DELAWARE FUND, INC.
                                  DELAWARE GROUP TAX-FREE FUND, INC.
                                  DELAWARE GROUP TAX-FREE MONEY FUND,INC.
                                  DELAWARE GROUP LIMITED-TERM GOVERNMENT
                                  FUNDS, INC.
                                  DELAWARE GROUP TREND FUND, INC.
                                  DELAWARE GROUP INCOME FUNDS, INC.
                                  DMC TAX-FREE INCOME TRUST - PENNSYLVANIA
                                  DELAWARE GROUP VALUE FUND, INC.
                                  DELAWARE GROUP GLOBAL & INTERNATIONAL
                                  FUNDS, INC.
                                  DELAWARE GROUP DELCAP FUND, INC.
                                  DELAWARE GROUP PREMIUM FUND, INC.
                                  DELAWARE GROUP GOVERNMENT FUND, INC.
                                  DELAWARE GROUP ADVISER FUNDS, INC.

                                  By: /s/Wayne A. Stork
                                      -----------------------------------------
                                       Wayne A. Stork
                                       Chairman, President and
                                       Chief Executive Officer

                                  DELAWARE POOLED TRUST, INC.

                                  By: /s/Wayne A. Stork
                                      -----------------------------------------
                                       Wayne A. Stork
                                       Chairman